Michele Drummey

Vice President and Assistant General Counsel

Empower Annuity Insurance Company

280 Trumbull Street

Hartford, CT 06103

September 6, 2024

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

    Re:   EAIC Variable Contract Account A

        (File No. 811-21988)

        Empower Retirement Security Annuity I

        (File No. 333-139334)

Dear Commissioners:

On behalf of Empower Annuity Insurance Company (“Empower”) and the EAIC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the fund company specified below:

Fund Company	1940 Act Registration No.

Advanced Series Trust	811-05186

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey Vice President and Assistant General Counsel